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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                ORTHOVITA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
              PENNSYLVANIA                                            23-2694857
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(State of incorporation or organization)                 (I.R.S. Employer Identification No.)



      45 GREAT VALLEY PARKWAY
             MALVERN, PA                                                19355
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(Address of principal executive offices)                              (Zip Code)
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-51689
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       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


    Title of Each Class                  Name of Each Exchange on Which
    to be so Registered                  Each Class is to be Registered
    -------------------                  ------------------------------



        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT
                                 Common Stock
          -----------------------------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The section "Description of Capital Stock--Common Stock," to be included in a form of prospectus which will subsequently be filed by the Registrant pursuant to Rule 424 of the Securities Act of 1933, as amended, shall be deemed incorporated by reference into this registration statement.

Item 2.   Exhibits.
          --------

     3.1 Form of Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-51689) of the Registrant, as amended).

     3.2 Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-51689) of the Registrant, as amended).
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 23, 1998              ORTHOVITA, INC.


                                 By:   /s/ David S. Joseph
                                       ------------------------------
                                 Name:  David S. Joseph
                                 Title: President and Chief Executive
                                        Officer